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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) May 16, 2002


                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


             Delaware                  333-47270                33-3416059
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   (STATE OR OTHER JURISDICTION       (COMMISSION            (I.R.S. EMPLOYER
         OF INCORPORATION)            FILE NUMBER)         IDENTIFICATION NO.)

4 World Financial Center
New York, New York                                           10281
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  (ADDRESS OF PRINCIPAL EXECUTIVE                          (ZIP CODE)
             OFFICES)


Registrant's telephone number, including area code, is (212) 449-1000


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Item 5.  OTHER EVENTS.
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                  On or about May 16, 2002, the Registrant will cause the issuance and sale of approximately $196,632,000 initial principal amount of Mortgage Loan Asset-Backed Certificates, Series 2002-NC1 (the "Certificates"), pursuant to a Pooling and Servicing Agreement to be dated as of May 1, 2002, between the Registrant as seller, Litton Loan Servicing LP, as servicer, and Wells Fargo Bank Minnesota, National Association, as trustee.

                  In connection with the sale of the Series 2002-NC1, Class A-1, Class M-1, Class M- 2, Class B-1 and Class B-2 (the "Underwritten Certificates"), the Registrant has been advised by Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriter"), that the Underwriter has furnished to prospective investors certain computational materials (the "Computational Materials"), with respect to the Underwritten Certificates following the effective date of Registration Statement No. 333-47270, which Computational Materials are being filed as exhibits to this report.

                  The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

                  The Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

                  In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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         (a)      FINANCIAL STATEMENTS.
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                  Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION.
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                  Not applicable.

         (c)      EXHIBITS



                      ITEM 601(a) OF
                      REGULATION S-K
      EXHIBIT NO.      EXHIBIT NO.     DESCRIPTION
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           1                99         Computational Materials--Computational
                                       Materials (as defined in Item 5) that
                                       have been provided by the Underwriter to certain prospective purchasers of
                                       Mortgage Loan Asset Backed Certificates,
                                       Series 2002-NC1 (filed in paper pursuant to the automatic SEC exemption pursuant to Release 33-7427, August 7, 1997)

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                     MERRILL LYNCH MORTGAGE INVESTORS,
                                     INC.

                                     By: /s/: Michael McGovern
                                        -------------------------------------
                                     Name:    Michael McGovern
                                     Title:

                                  EXHIBIT INDEX



                     Item 601(a) of Sequentially
                     Regulation S-K Numbered
Exhibit Number       Exhibit No.                   Description          Page
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1                       99                         Computational        8
                                                   Materials

                                   EXHIBIT 99